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                                                                       EXHIBIT B

                             JOINT FILING AGREEMENT

         Diane Recanati, Oudi Recanati, Leon Recanati, Yudith Yovel Recanati, Ariel Recanati, The Michael Recanati Trust, Michael Recanati and Daniel Pearson each hereby agrees, in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, that the Schedule 13D filed herewith, and any amendment thereto, relating to the shares of Common Stock, $1.00 par value per share, of Overseas Shipholding Group, Inc. are, and will be, filed jointly on behalf of such person. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Schedule.

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Date: April 16, 2003
                                                /s/ Diane Recanati
                                                -------------------------------
                                                          Signature
                                                        Diane Recanati

                                                /s/ Oudi Recanati
                                                -------------------------------
                                                         Signature
                                                        Oudi Recanati

                                                /s/ Leon Recanati
                                                -------------------------------
                                                         Signature
                                                       Leon Recanati

                                                /s/ Yudith Yovel Recanati
                                                -------------------------------
                                                          Signature
                                                     Yudith Yovel Recanati

                                                /s/ Ariel Recanati
                                                -------------------------------
                                                          Signature
                                                        Ariel Recanati

                                                /s/ Michael Recanati
                                                -------------------------------
                                                           Signature
                                                 Michael Recanati, as Investment
                                                 Trustee of The Michael Recanati
                                                 Trust

                                                /s/ Daniel Pearson
                                                -------------------------------
                                                          Signature
                                                 Daniel Pearson, as Investment
                                                 Trustee of The Michael Recanati
                                                 Trust

                                       2

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                                                 The Michael Recanati Trust

                                                 /s/ Michael Recanati
                                                 ------------------------------
                                                           Signature
                                                 Michael Recanati, as Investment
                                                 Trustee

                                                 /s/ Daniel Pearson
                                                 ------------------------------
                                                           Signature
                                                 Daniel Pearson, as Investment
                                                 Trustee

                                       3